UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): January 25, 2012

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States (State or other jurisdiction of incorporation)	000-51821 (Commission File Number)	20-4729288 (IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company’s Board of Directors on January 25, 2012 declared a quarterly cash dividend of $0.07 per share on its outstanding common stock. The dividend is payable on February 22, 2012 to shareholders of record as of February 8, 2012. Lake Shore, MHC, which owns 61.2% of the Company’s outstanding common stock as of January 25, 2012 elected to waive its right to receive dividends on its shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

LAKE SHORE BANCORP, INC.

By:	/s/ Rachel A. Foley
Rachel A. Foley Chief Financial Officer

Date:  January 26, 2012